Taxes on Income (Tables)	12 Months Ended
Dec. 31, 2019
Taxes on Income [Abstract]
Schedule of adjustment between the theoretical tax amount and the tax amount

	For the year ended December 31,
	2017	2018	2019
	Thousands USD	Thousands USD	Thousands USD
Total comprehensive loss	(17,503)	(15,488)	(8,353)
Statutory tax rate	24%	23%	23%
Theoretical tax benefit	(4,201)	(3,562)	(1,921)
Increase in tax liability due to:
Non-deductible expenses	629	280	75
Losses and benefits for tax purposes for which no deferred taxes were recorded	3,572	3,282	1,846
Taxes on income	-	-	-